Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350

As adopted by Section 906 of the Sarbanes-Oxley Act of 2002 In connection with the quarterly report of PureSpectrum, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2010 (the "Report"), I, Lee L. Vanatta, President and Chief Executive Officer of the Company and I, Greg Clements, Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. To my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Greg Clements                          /s/ Lee L. Vanatta
-------------------                        ------------------
Greg Clements                              Lee L. Vanatta
Chief Financial Officer                    President and Chief Executive Officer
August 23, 2010                            August 23, 2010